Exhibit 99.1

Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer and Chief Financial Officer

We Believe In Our Communities 2 Forward-Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

We Believe In Our Communities 3 Third largest independent commercial bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 75 years Strong asset quality and credit underwriting remain the fundamentals of SCBT

We Believe In Our Communities 4 Earn our way through the credit cycle Protect our balance sheet Prepare for the future Goals and Priorities Established in Fall 2008

We Believe In Our Communities 5 Goals and Priorities Earn our way through the credit cycle Reduced overhead by $9.0 million Improved margin – rate floors & core funding 4.04% (3Q09) vs. 3.86% (3Q08) Pre-tax, pre-provision $12.4 million (3Q09) vs. $12.6 million (3Q08) * *added back preferred dividend and OTTI in 3Q09 and 3Q08 in determining Pre-tax Pre-Provision

We Believe In Our Communities 6 Goals and Priorities Protect our balance sheet Capital Capital raises - $56.0 million Redeemed preferred stock & common stock warrant Increased ALLL – 1.55% (3Q09) vs. 1.28% (3Q08) Liquidity Increased core deposits Reduced leverage

We Believe In Our Communities 7 Goals and Priorities Prepare for the future Challenging environment Market disruption - attract customers and bankers FDIC Assisted deals Build out markets in South Carolina and Charlotte Top 5 market share in all markets

We Believe In Our Communities 8 Branch Footprint Columbia Charlotte Georgetown Hilton Head Charleston Greenville SCBT Regions Charlotte Greenville Columbia Georgetown Orangeburg/Low Country Charleston Hilton Head Orangeburg/Low Country 48 Branch Franchise

We Believe In Our Communities 9 S.C. Deposit Market Share Note: SCBT moved from 7th per 6/30/08 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Wachovia (NC) $11,463,352 16.42% 150 2 Bank of America (NC) 8,075,624 11.57% 122 3 BB&T (NC) 6,323,962 9.06% 116 4 Carolina First Bank (SC) 5,504,725 7.89% 82 5 First Citizens Bancorp (SC) 5,406,917 7.75% 170 6 Synovus Financial (GA) 4,049,027 5.80% 46 7 First FS&LA of Charleston (SC) 2,087,653 2.99% 56 8 SCBT Financial Corp. (SC) 2,025,350 2.90% 46 9 SunTrust Bank (GA) 1,957,965 2.81% 68 10 Palmetto Bancshares, Inc. (SC) 1,255,594 1.80% 33 107 FDIC Insured Institutions, $69.8 Billion Total Deposits

We Believe In Our Communities 10 Charlotte Deposit Market Share Note: SCBT moved from 8th per 6/30/08 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2009. Rank Institution ($000) Deposits Share Market Branches 1 Wachovia (NC) $93,092,572 50.61% 78 2 Bank of America (NC) 76,906,134 41.81% 60 3 BB&T (NC) 3,668,267 1.99% 59 4 Fifth Third Bank (TN) 1,966,617 1.07% 33 5 SunTrust Bank (GA) 1,271,250 0.69% 36 6 First Citizens Bank & Trust (NC) 970,134 0.53% 31 7 RBC Centura Bank (NC) 932,809 0.51% 18 8 New Dominion Bank (NC) 460,233 0.25% 1 9 SCBT Financial Corp. (SC) 432,090 0.23% 10 10 Yadkin Valley Bank & Trust(NC) 423,141 0.23% 12 47 FDIC Insured Institutions, $184.0 Billion Total Deposits

We Believe In Our Communities 11 Market Performance Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. (29.3)% (57.0)% (61.5)%

We Believe In Our Communities 12 Capital Source: SNL Financial and Company filings. Date as of 6/30/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. SCBT 3Q09 7.97% 9.67% 12.28% 14.22%

Capital We Believe In Our Communities 13 % of Capital 3rd Qtr 2008 3rd Qtr 2009 Construction Land / Development 206.4% 157.8% Construction / Land w.o Residential Lots 161.7% 118.2% Total CRE 322.3% 259.4% Total CRE w.o Residential Lots 277.6% 219.8%

We Believe In Our Communities 14 Loan Portfolio – Type & Market Loan Portfolio by Type at September 30, 2009 Commercial owner occupied 21% Commercial & Industrial 9% Consumer Owner Occupied 13% Other Income Producing Property 6% Home Equity Loans 11% Consumer 3% Other Loans 1% Commercial non-owner occupied 14% All Other Construction/ Land Development 16% Residential Lot Loans 6% Loan Portfolio by Major Market at September 30, 2009 Greenville 15% Charlotte / NCBT 21% Orangeburg / Low Country 22% Other 2% Georgetown 7% Charleston 10% Beaufort 11% Columbia 12%

We Believe In Our Communities 15 Loan Portfolio Summary - Type Net Change - Year over Year (dollars in thousands) Sep-08 Sep-09 $ Change % Change Construction / land development $558,261 $484,540 $(73,721) -13.21% Commercial non-owner occupied 313,637 311,903 (1,734) -0.55% Consumer owner occupied 288,808 284,941 (3,867) -1.34% Home equity loans 212,131 244,855 32,724 15.43% Commercial owner occupied 407,296 461,199 53,903 13.23% Commercial & Industrial 231,300 197,544 (33,756) -14.59% Other income producing property 130,096 139,617 9,521 7.32% Consumer non real estate 102,415 73,800 (28,615) -27.94% Other 35,782 11,004 (24,78) -69.25% Total loans (net of unearned income) $2,279,726 $2,209, $(70,323) -3.08

We Believe In Our Communities 16 Average Loan Size Top 20 Relationships 9.7% of total loans Loan Type Avg Loan Size (in 000’s) Construction / Land Development $ 246 Commercial Non Owner Occupied $ 426 Total CRE $ 295 Other $ 123 Consumer Owner Occupied $ 70 Commercial Owner Occupied $ 350 Commercial & Industrial $ 48 Consumer Non Real Estate $ 7 TOTAL SCBT $ 82

We Believe In Our Communities 17 Charge-offs YTD – September 2009

We Believe In Our Communities 18 Reasons For SCBT Asset Quality Markets did not get as overheated Credit Underwriting & Risk Selection 1. Small average loan size 2. Strong sponsors/guarantors 3. Active Pipeline Management 4. Team Approach – Joint Ownership of Portfolio by Line & Loan Administration Growth From Hiring Established Bankers in Market Lending to known entities under supervision of experienced regional line management Loan Administration Systems Built before Growth 1. Total staff of 29. Banking experience – 18 year average with 5.7 average years with SCBT. 2. Robust Loan Committee and Credit Review Process 3. Central Underwriting & Document Preparation 4. Centralized Construction Loan Management 5. Centralized Appraisal Ordering and Review 6. Aggressive Troubled Loan Management by Special Assets Unit 7. Central Consumer Collections

We Believe In Our Communities 19 Credit Quality Source: SNL Financial and Company filings. Date as of 6/30/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion.

We Believe In Our Communities 20 Non-Performing Assets Source: SNL Financial and Company filings. Date as of 6/30/09. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. SCBT 3Q09 92%

We Believe In Our Communities 21 Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries. Investment Portfolio (AFS & HTM) As of 9/30/09 Tax Equivalent Yield 4.80% Weighted Average Life 5.04 years Modified Duration 3.08 Total Carrying Value* $196,776

We Believe In Our Communities 22 13.9% 8 YR CAGR (2000 – 2008) Growth – Total Deposits Growth – Total Deposits 12.6% 8 YR CAGR (2000 – 2008) Growth – Core Deposits* Core deposits grew $186 million, since Dec-08 Total deposits decreased $26 million mainly attributable to a decrease in CDs Growth – Core & Total Deposits *Core Deposits exclude all certificates of deposits

Improving Deposit Mix We Believe In Our Communities 23 *Core Deposits exclude all certificates of deposits

We Believe In Our Communities 24 Deposits – Mix & Market Deposits by Major Market at September 30, 2009 CDs < $100,000 21% CDs> $100,000 22% Demand Deposits 16% Savings 8% Interest-bearing Deposits 33% Charlotte / NCBT 20% Georgetown 4% Beaufort 10% Other 2% Charleston 4% Orangeburg / Low Country 39% Greenville10% Columbia 11% Deposit Mix at September 30, 2009

We Believe In Our Communities 25 Net Interest Margin (TE) Source: BHC Performance Report. Peers are BHC with assets between $1 billion & $3 billion

We Believe In Our Communities 26 Profitability 26 Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back and the after tax impact was $6.590 million. 2008 net income on a GAAP basis was $15,785,000. For YTD September 2009, the dividend paid on the preferred stock was $4.675 million; and net income on a GAAP basis was $7,402,000 or $0.62 per share.

Dividends We Believe In Our Communities 27 Dividend paid for 136 consecutive quarters since 1976 Prior to 1976, dividends were paid semi-annually * Includes 4Q 2009 dividend declared 10/16/09, payable on 11/13/09

We Believe In Our Communities 28 Operating Efficiency 28

We Believe In Our Communities 29 Analyst Recommendations ANALYST Third Quarter 2009 RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods MARKET PERFORM SunTrust Robinson Humphrey BUY Howe Barnes Hoefer & Arnett, Inc. NEUTRAL Sandler O’Neill + Partners HOLD Wunderlich Securities BUY

Index – Supplemental Information Unemployment rates in SCBT markets SC real estate markets Loan portfolio summary – Type Loan portfolio – Commercial real estate detail Credit quality ratios Allowance for loan loss Net charge-offs by market NPA’s by type NPA’s by market Securities portfolio Fee income by type We Believe In Our Communities 30

We Believe In Our Communities 31 Supplemental Information

We Believe In Our Communities 32 Unemployment Rates in SCBT Markets Columbia Charlotte Georgetown Hilton Head Charleston Greenville SCBT Regions Charlotte Greenville Columbia Georgetown Orangeburg/Low Country Charleston Hilton Head 8.7% 10.7% 14.2% 10.7% 9.0% 18.1% 18.7% 10.3% 12.5% 11.7% 10.9% 9.5% 10.2% 8.3% 14.1% Source: September 2009 Rates from S.C. & N.C. Employment Security Commissions 11.6% Orangeburg/Low Country

We Believe In Our Communities 33 S.C. Real Estate Markets Source: September 2009 Rates from S.C. Realtors MLS Stats Number of Residential Homes, Condos & Villas Sold Median Price of Residential Homes (in Thousands) Average Days on the Market (DOM) 2008 YTD 2009 YTD % Change 2008 2009 % Change 2008 YTD 2009 YTD % Change Beaufort 602 539 -10.5% 209 188 -10.0% 203 184 -9.4% Charleston Trident 6,473 5,324 -17.8% 205 183 -10.7% 119 126 5.9% Coastal Carolinas 4,467 4,231 -5.3% 180 152 -15.6% 194 187 -3.6% Gr. Columbia 6,921 5,641 -18.5% 146 139 -4.8% 98 105 7.1% Gr. Greenville 6,177 4,775 -21.9% 153 140 -8.5% 91 104 14.3% Hilton Head Area 1,556 1,407 -9.6% 330 269 -18.5% Information not provided Piedmont Regional Assoc. 2,328 1,658 -28.8% 158 144 -8.9% 132 153 15.9% State Totals 37,696 31,077 -17.6% 155 142 -8.4% 142 153 7.7%

We Believe In Our Communities 34 Loan Portfolio Summary - Type (dollars in thousands) Sep-08 Dec-08 Mar-09 Jun-09 Seo-09 Construction / land development $558,261 $ 535,638 $519,689 $ 489,730 $484,730 Commercial non-owner occupied 313,637 330,792 325,132 318,909 311,903 Consumer owner occupied 288,808 293,521 298,449 289,424 284,941 Home equity loans 212,131 222,025 232,202 239,250 244,855 Commercial & Industrial 231,300 251,929 240,624 214,384 197,544 Other income producing property 130,096 141,516 136,703 136,098 139,617 Consumer non real estate 102,415 95,098 86,942 79,386 73,800 Other 35,782 22,212 9,109 12,008 11,004 Total loans (net of unearned income) $2,279,726 $ 2,316,076 $ 2,292,654 $ 2,236,162 $2,209,403

We Believe In Our Communities 35 Loan Portfolio – Commercial Real Estate Detail Commercial Non-Owner Occupied Residential MF 9% Multi-use 8% Special Use Prop 6% Commercial Unimproved 5% Industrial Light 5% Hotels / Motels 3% All Other 4% Office 32% Misc 3% Retail 18% Construction / Land Development Commercial Construction w.SCBT Perm 4% Commercial LnsSecured by Lots 18% Residential Lots to Individuals 29% Land Development 19% Raw Land 14% Construction to Residential Builders 1% Consumer Constr Only 3% Commercial Constr Only 1% Developers MF 2% Residential Builder - Complete 3% Consumer Construction w.SCBT Perm 6% Restaurants 3% Service Ctr / Showroom 2% Residential 1-4 2%

We Believe In Our Communities 36 Credit Quality Ratios 3Q’08 4Q’08 1Q’09 2Q’09 3Q’09 Non-Performing Assets / Total Assets* 0.54% 0.76% 1.09% 1.46% 1.56% Non-Performing Assets / Total Loans & OREO* 0.66% 0.91% 1.34% 1.83% 1.96% Allow. Loan Losses / Total Loans* 1.28% 1.36% 1.40% 1.45% 1.55% Allow. Loan Losses / Non-Performing Loans* 236% 211% 150% 108% 92% Net Charge-offs / Average Loans 0.41% 0.35% 0.79% 0.74% 0.92% *Period end date Loan data excludes mortgage loans held for sale

We Believe In Our Communities 37 Allowance for Loan Losses (dollars in thousands) 3 Months Ended 9/30/09 3 Months Ended 6/30/09 NCO’s as a % of YTD Ave. Loan Portfolio Annualized QTD 9/30/09 QTD 6/30/09 Allowance at Beginning of Period $ 32,431 $ 32,094 Net Charge-Offs (Recoveries): Construction/Land Development 3,625 1,585 0.65% 0.28% Commercial Non-Owner Occupied 116 735 0.02% 0.13% Commercial Owner Occupied 147 (3) 0.03% 0.00% Consumer Owned Occupied 577 248 0.10% 0.04% Home Equity Lines 108 301 0.02% 0.05% Commercial & Industrial (143) 681 -0.03% 0.12% Consumer Non-Real Estate 122 106 0.02% 0.02% Other Income Producing Property 36 155 0.01% 0.03% Other 536 376 0.10% 0.07% Total Net Charge-Offs 5,124 4,184 0.92% 0.74% Provision for Loan Losses 6,990 4,521 Allowance at End of Period $ 34,297 $ 32,431 Allowance as a Percentage of Loans 1.55% 1.45%

We Believe In Our Communities 38 Net Charge-offs by Markets (dollars in thousands) 3 Months Ended 9/30/09 3 Months Ended 6/30/09 NCO’s as a % of YTD Ave. Loan Portfolio Annualized QTD 9/30/09 QTD 6/30/09  Net Charge-Offs (Recoveries): Beaufort/Charleston $1,778 $989 0.32% 0.17% Georgetown 76 275 0.01% 0.05% Orangeburg/Low Country 617 861 0.11% 0.15% Columbia 206 487 0.04% 0.09% Charlotte/NCBT 490 281 0.09% 0.05% Greenville 202 269 0.04% 0.05% Silverton 1,755 1,022 0.32% 0.18% Total Net Charge-Offs $5,124 $4,184 0.92% 0.74%

We Believe In Our Communities 39 NPAs by Type (dollars in thousands) Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 % of Total NPAs Sep-09 Construction/Land Development $ 7,214 $ 8,129 $11,609 $ 18,308 $ 21,241 49.0% Commercial Non-Owner Occupied 1,191 1,807 1,197 2,063 4,088 9.4% Commercial Owner Occupied 485 548 697 3,209 4,761 11.0% Consumer Owner Occupied 2,237 2,664 3,901 3,237 3,638 8.4% Home Equity Lines 391 157 622 508 790 1.8% Commercial & Industrial 258 168 518 487 619 1.4% Consumer Non-Real Estate 398 187 341 520 443 1.0% Other Income Producing Property 169 1,208 1,642 1,577 1,572 3.6% Other 17 49 47 29 38 0.1% Total Non-Performing Loans 12,360 14,917 21,344 29,938 37,190 85.8% Restructured Loans - - - 1,951 1,974 4.6% OREO & Other Assets Owned 2,680 6,210 9,603 9,165 4,202 9.7% Total Non-Performing Assets $ 15,040 $ 21,127 $ 30,947 $ 41,054 $ 43,366 100.0%

We Believe In Our Communities 40 NPAs by Markets (dollars in thousands) Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 % of Total NPAs Sep-09 Beaufort / Charleston $2,354 $ 3,216 $ 8,325 $ 7,557 $ 11,960 27.58% Georgetown 3,728 7,392 5,387 8,990 8,978 20.70% Orangeburg / Low Country 1,939 2,044 3,998 7,388 7,480 17.25% Columbia 243 504 1,436 1,580 2,091 4.82% Charlotte / NCBT 4,590 4,921 7,261 12,090 10,190 23.50% Greenville 480 712 3,331 2,803 2,374 5.47% Other 1,706 2,338 1,299 646 293 0.68% Total $ 15,040 $21,127 $ 30,947 $ 41,054 $ 43,366 100.00%

We Believe In Our Communities 41 Securities Portfolio At September 30, 2009 (Dollars in thousands) Includes held-to-maturity and available-for-sale municipal securities. (2) Net of tax effects at 38%. Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating. Book Value Market Value Other Compre-hensive Income (2) Other-Than-Temporary Impairment 2009 (2) AAA-A BBB BB or lower Not Rated US Agency Debentures $ 37,671 $ 37,934 $163 $ - $ 37,671 $ - $ - $ - Agency Mortgage-backed Securities - Fixed Rate 66,782 70,232 2,139 - - - - - Agency Mortgage-backed Securities - Variable Rate 70 71 0 - - - - - Agency Collateralized Mortgage Obligations 33,370 34,927 965 - - - - - Trust Preferred Securities 14,259 7,954 (3,909) (1,704) 2,723 - 11,536 - Municipal (1) 45,133 45,799 413 - 39,887 2,921 - 2,325 Corporate Stocks 334 350 10 - - - - 334 Total $197,619 $197,267 $(219) $(1,704) $80,281 $2,921 $11,536 $2,659

We Believe In Our Communities 42 Fee Income By Type 3Q’08 4Q’08 1Q’09 2Q’09 3Q’09 Service charges on deposit accounts $4,157 $4,123 $3,585 $3,819 $4,089 Bankcard services income 1,247 1,153 1,182 1,290 1,278 Mortgage banking income 507 678 1,261 2,134 1,451 Trust and investment services income 725 654 691 671 588 Securities gains (losses), net (1) (9,760) (507) - (544) (2,122) Other service charges, commissions, and fees (2) 431 9 412 391 307 Total noninterest income $(2,693) $6,110 $7,131 $7,761 $5,591 (1) Realized gain on sale of Bankers Bank stock (1) OTTI charges FRE Mac P/S $(9,760) (1) OTTI charges other equity securities $(124) (1) Realized loss on FRE Mac P/S $(383) (1) OTTI Charges on Pretsis due to credit $(544) $(2,122) Securities gains (losses), net $(9,760) $(507) - $(544) $(2,122) (2) BOLI market loss $(260)

We Believe In Our Communities 43 Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer and Chief Financial Officer Richard C. Mathis Executive Vice President and Treasurer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com